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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                ---------------


        Date of Report (Date of earliest event reported): AUGUST 14, 2002




                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                    000-22433               75-2692967
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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ITEM  9.  REGULATION  FD  DISCLOSURE

     On August 14, 2002, Brigham Exploration Company submitted the following certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC accompanying Brigham's quarterly report on Form 10-Q for the quarter ended June 30, 2002. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in
Item 9 of this report will not be incorporated by reference into any registration statement filed by Brigham Exploration Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In  connection  with  the  Quarterly  Report of Brigham Exploration Company (the
"Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ben M. Brigham, President, Chief Executive Officer and Chairman of the Board of the
Company,  certify  that  to  my  knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002                     /s/ Ben M. Brigham
                                            ----------------------------------
                                            Ben M. Brigham,
                                            President, Chief Executive Officer
                                            and Chairman of the Board


The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.


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                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In  connection  with  the  Quarterly  Report of Brigham Exploration Company (the
"Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene
B. Shepherd, Jr., Senior Vice President and Chief Financial Officer of the Company, certify that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002                          /s/ Eugene B. Shepherd, Jr.
                                                 -------------------------------
                                                 Eugene B. Shepherd, Jr.
                                                 Senior Vice President
                                                 and Chief Financial Officer


The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BRIGHAM  EXPLORATION  COMPANY



Date:  August 21, 2002                        By: /s/ Eugene B. Shepherd, Jr
                                                 ---------------------------
                                              Eugene B. Shepherd, Jr.
                                              Chief Financial Officer


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